Ryerson Quarterly Release Presentation Q2 2024 Exhibit 99.2

Important Information About Ryerson Holding Corporation These materials do not constitute an offer or solicitation to purchase or sell securities of Ryerson Holding Corporation (“Ryerson” or “the Company”) or its subsidiaries and no investment decision should be made based upon the information provided herein. Ryerson strongly urges you to review its filings with the Securities and Exchange Commission, which can be found at https://ir.ryerson.com/financials/sec-filings/default.aspx. This site also provides additional information about Ryerson. Safe Harbor Provision Certain statements made in this release and other written or oral statements made by or on behalf of the Company constitute “forward-looking statements” within the meaning of the federal securities laws, including statements regarding our future performance, as well as management's expectations, beliefs, intentions, plans, estimates, objectives, or projections relating to the future. Such statements can be identified by the use of forward-looking terminology such as “objectives,” “goals,” “preliminary,” “range,” “believes,” “expects,” “may,” “estimates,” “will,” “should,” “plans,” or “anticipates” or the negative thereof or other variations thereon or comparable terminology, or by discussions of strategy. The Company cautions that any such forward-looking statements are not guarantees of future performance and may involve significant risks and uncertainties, and that actual results may vary materially from those in the forward-looking statements as a result of various factors. Among the factors that significantly impact our business are: the cyclicality of our business; the highly competitive, volatile, and fragmented metals industry in which we operate; the impact of geopolitical events; fluctuating metal prices; our indebtedness and the covenants in instruments governing such indebtedness; the integration of acquired operations; regulatory and other operational risks associated with our operations located inside and outside of the United States; the influence of a single investor group over our policies and procedures; work stoppages; obligations under certain employee retirement benefit plans; currency fluctuations; and consolidation in the metals industry. Forward-looking statements should, therefore, be considered in light of various factors, including those set forth above and those set forth under “Risk Factors” in our most recent annual report on Form 10-K for the year ended December 31, 2023, our quarterly report on Form 10-Q for the quarter ended June 30, 2024, and in our other filings with the Securities and Exchange Commission. Moreover, we caution against placing undue reliance on these statements, which speak only as of the date they were made. The Company does not undertake any obligation to publicly update or revise any forward-looking statements to reflect future events or circumstances, new information or otherwise. Non-GAAP Measures Certain measures contained in these slides or the related presentation are not measures calculated in accordance with generally accepted accounting principles (“GAAP”). They should not be considered a replacement for GAAP results. Non-GAAP financial measures appearing in these slides are identified in the footnotes. A reconciliation of these non-GAAP measures to the most directly comparable GAAP financial measures is included in the Appendix.

10 YEAR VIEW SINCE RYERSON IPO

RYERSON

Improved Operating Model

Adj. EBITDA ex. LIFO[1]	
10-Year Total	$2.9B
Annual Average	$295M

Cash from Operations	
10-Year Total	$1.6B
Annual Average	$161M

Balance Sheet Transformation

Book Value of Equity



▲$1.0B
▲$30/share
$886M
-$110M
Jun '14
Jun '24

Net PP&E



▲$170M
$433M
$603M
Jun '14
Jun '24

Net Debt[2]



$1,157M
▼$660M
$497M
Jun '14
Jun '24

Pension Liability



▼$115M
$175M
$60M
Jun '14
Jun '24

Improved Capital Allocation

10-Year Total Investment	
Capex	$525M
Acquisitions	$458M

10-Year Total Shareholder Return	
Dividends	$64M
Repurchase	$181M

Share Repurchases	
2021-H2 2024 Shares Bought	(6M)
Shares at IPO	32M
Shares at 6/24	34M

[1]For EBITDA, Adjusted EBITDA and Adj EBITDA excluding LIFO please see Appendix; 10-year view represents Q3 2014 thru Q2 2024 as a proxy for the period since the Ryerson Initial Public Offering in August, 2014; [2]Net debt is defined as long term debt plus short term debt less cash and cash equivalents and excludes restricted cash

3

Increase through-the-cycle earnings and cash flow Earnings Power Increase 10-Year Total Annual Average Adj. EBITDA ex. LIFO1 $2.9B $295M Cash from Operations $1.6B $161M 1For EBITDA, Adjusted EBITDA and Adj EBITDA excluding LIFO please see Appendix; 10-year view represents Q3 2014 thru Q2 2024 as a proxy for the period since the Ryerson Initial Public Offering in August, 2014; the annual chart reflects full year 2014 data

Fixed asset portfolio Service Center Sqft = 9.4M1 Owned Real Estate Portfolio Valuation Estimated Fair Market Value2 $365M Net Book Value $184M 1As of 6/30/24 2This portfolio valuation is not based on any independent appraisals or third-party valuations of the fair market value (“FMV”) of the portfolio assets. Rather, the portfolio valuation assumes FMV based on internal estimates taking into consideration (1) third-party estimates, (2) prior sale-leaseback transactions, and (3) previous sales of similar assets, each of which involves highly subjective assessments or may no longer be current. The portfolio valuation should not be used as a substitute for an independent FMV valuation.

Reduction of net debt and legacy liabilities combined with improved operating model with average 10-year ex. LIFO EBITDA of $295M per year have driven substantial increase in our net book value of equity Equity value accretion 1June 2014 NBV/share reflects pro-forma amount that includes the 11M shares issued in the August 2014 IPO 1

Strong earnings and operating cash flow have afforded us the opportunity for a better-balanced allocation between reinvestments in the business and returns to shareholders Capital allocation Share Repurchases Shares Avg. Cost 2021 80K $22.39 2022 1.7M $29.39 2023 3.3M $35.00 H1 2024 0.7M $22.19 TOTAL 5.7M $31.63

Delivered Net Income attributable to Ryerson Holding Corporation of $9.9 million and Adjusted EBITDA1, excluding LIFO of $42.6 million Earned diluted EPS of $0.29 on $1.23 billion of revenue from 508,000 tons shipped and average selling price of $2,412 per ton Reduced operating expenses2 by $17.8 million, compared to the first quarter of 2024, as part of previously announced cost reductions. Annualized cost reduction expectations updated to savings of approximately $60 million Reduced inventory by $107.1 million on a FIFO cost basis3, compared to the first quarter of 2024 Returned $20.4 million to shareholders during the quarter, comprised of $14.0 million in share repurchases and $6.4 million in dividends Ended the quarter with debt of $525 million and net debt4 of $497 million as of June 30, 2024, compared to $497 million and $455 million, respectively, on March 31, 2024 Increased share repurchase authorization by $50 million and extended maturity to April 2026 Announced third quarter 2024 dividend of $0.1875 per share Q2 2024 Highlights 1For EBITDA, Adjusted EBITDA and Adj EBITDA excluding LIFO please see Appendix; 2Operating Expenses defined as Warehousing, delivery, selling, general, and administrative expenses; 3FIFO cost basis is inventory cost excluding LIFO;4Net Debt is defined as Long Term Debt plus Short-Term Debt less Cash and Cash Equivalents and excludes Restricted Cash

Macro & commodities 1Sources: Bloomberg: prices through June 30, 2024; Futures prices as of July 29, 2024; Bloomberg, US Industrial Production Index Month YoY Change; Bloomberg, U.S. Manufacturing PMI Commodity Prices Since Dec. 2017 U.S. Industrial Production Futures indicate pricing stabilizing; Macroeconomic indicators mixed to contractionary Futures

12023 Sales Mix by tons Excludes Other Industry Sectors which represent approximately 4% of Ryerson sales mix; Sales Mix based on 2023 results as disclosed in Ryerson’s Annual Report on Form 10-K for the year ended December 31, 2023 Metal Fab and Machine Shop Industrial Equipment Commercial Ground Transportation Food & Ag Consumer Durable Construction/Heavy Equipment HVAC Oil & Gas 2023 Sales Mix1 Commentary QoQ Volume 25% 17% 17%  9% 9% 8% 7% 4% Ryerson’s second quarter North American shipments reflected seasonal buying patterns as well as selective restocking customer demand from consumer and industrial manufacturing sectors   Sequential end-market trends

Anticipate depressed conditions impacting Q3 volumes and pricing through a 2nd half cyclical bottoming 1Net Income attributable to Ryerson Holding Corporation; 2Diluted EPS of $0.05 represents the midpoint of our $0.01 - $0.10 guidance range. See Ryerson’s 8-K filed on July 30, 2024 Net Sales Net Income1 Adj. EBITDA, excl. LIFO $1.12 - 1.16B $0 – 3M $21 - 25M Second quarter revenue guidance of $1.12B to $1.16B  assumes: Average Selling Prices decrease 3% to 5%  Shipments decrease between 2% to 4% Diluted Earnings (loss) per Share Q3 2024 Guidance

1LTM Free Cash Flow Yield is calculated based on Last Twelve Months free cash flow divided by period-end market capitalization. LTM Free Cash Flow of $57.1M and market cap on 6/30/24 of $657.0 Capital Investment Expense Management Compared to Q1 2024 Inventory Days of Supply Cash Conversion Cycle 83 78 Asset Management Cash Flow Service Center modernization investments in new service centers, expanded service centers and value-added capex Second quarter cash flow generation driven by net income The Company’s cash conversion cycle increased sequentially due to an increase in days sales outstanding, partially offset by a decrease in inventory days of supply Cash from Operating activities LTM Free Cash Flow Yield1 $25.9 8.7% Q2 2024 Investment FY 2024E $23M $110M Expense Expense/Sales ($17.8M) -130bps Expenses decreased $17.8M, or 8.2%, compared to Q1 2024 driven by lower expenses from personnel, fixed and variable operations, and lower reorganization costs.  financial and operating metrics

Liquidity remained strong and Net Leverage above target level A reconciliation of Net Debt as well as other non-GAAP financial measures to comparable GAAP measures is included in the Appendix. See Ryerson’s 8-K filed on July 30, 2024 Net Leverage of 3.2x in Q2 ’24 above target leverage range of 0.5x to 2.0x Global liquidity remained strong at $585M in Q2 ’24 Cash and Cash Equivalents Foreign Availability North American Availability Liquidity and leverage

Capital allocation plan 1LTM is Last Twelve Months LTM1 free cash flow generation $23M in Q2’24; $110M in ’24E Modernization and   and Value-Add Quarterly dividend of $0.1875 per share for Q3’24 Track record of successful acquisitions $14M repurchased in Q2’24; Authorization extended to 2026 Supports key pillars of Capital Allocation CAPEX M&A DIVIDENDS BUYBACKS shareholder returns $0.1875 per Share Return of capital to investors and $14.0M  Share repurchases completed in Q2 2024 Q3 2024 Announced:  Ryerson’s dividend is enabled by a transformed balance sheet and continued prioritization of shareholder returns as part of a balanced capital allocation strategy $0.1875 per Share Return of capital to investors

Q2 2024 key financial metrics 1 Net Income attributable to Ryerson Holding Corporation; A reconciliation of non-GAAP financial measures to the comparable GAAP measure is included in the Appendix. See Ryerson’s 8-K filed on July 30, 2024 Net Sales Gross Margin Net Income1  Diluted Income per Share Debt $1.2B 18.2% $9.9M $0.29 $525M (1.1%) QoQ +60 bps QoQ +$17.5M QoQ +$0.51 QoQ +$28M QoQ Tons Shipped Gross Margin, excl. LIFO Adj. EBITDA  excl. LIFO Adjusted Diluted Income per Share Net Debt 508k 17.4% $42.6M $0.33 $497M +2.2% QoQ -20 bps QoQ +$2.4M QoQ +$0.51 QoQ +42M QoQ

Diversified (metals mix, ~40k customers, ~75k products) Availability, speed, ease, consistency Over 110 facilities Hundreds of “virtual” locations  24/7 E-Commerce Platform  Relationship-centric customer experience Building the value chain of the future Intelligent Network 17

Reimagined e-commerce platform Investing in digitalization to improve customer experience 18

Appendix

University Park – New CS&W HQ 900,000 sq ft facility Significant automation and technological enhancements Investing IN the Business West Shelbyville Expansion State-of-the-art cut-to-length line (CTL) and automated storage and retrieval system for sheet products Centralia Pacific NW 214,000 sq ft facility Advanced processing capabilities for sheet, plate, and long products Portage Laser Cell Automated coil processing & laser cutting Atlanta Tube Laser Center Expanded tube processing facility SAP Conversion Converted 17 locations to SAP

Stronger capital structure allows for greater returns to shareholders Dividend payments 1EPS is Diluted EPS; 2Yield for 2023 is based on closing share price as of December 29, 2023, of $34.68. Yield for TTM Q2’24 is based on closing share price as of June 28, 2023, of $19.50. Dividend per Share 1 2 22

Quarterly financial highlights 1 Net Loss attributable to Ryerson Holding Corporation; A reconciliation of non-GAAP financial measures to the comparable GAAP measure is included in this Appendix Average Selling Price Per Ton Gross Margin & Gross Margin, excl. LIFO Tons Sold (000’s) Adj. EBITDA excl. LIFO & Net Income (Loss) Margin % 1 23

Non-GAAP Reconciliation: Adjusted EBITDA, excl. LIFO 24

Non-GAAP Reconciliation: Adjusted Net Income 25

Non-GAAP Reconciliation: Net Debt 26

Reconciliation: annual NET DEBT 27

Reconciliation: annual Adj. EBITDA 28

Note: EBITDA represents net income (loss) before interest and other expense on debt, provision (benefit) for income taxes, depreciation, and amortization. Adjusted EBITDA gives further effect to, among other things, reorganization expenses, benefit plan curtailment gain, pension settlement loss, purchase consideration and other transaction costs, and foreign currency transaction gains and losses. We believe that the presentation of EBITDA, Adjusted EBITDA, and Adjusted EBITDA, excluding LIFO expense (income), provides useful information to investors regarding our operational performance because they enhance an investor’s overall understanding of our core financial performance and provide a basis of comparison of results between current, past, and future periods. We also disclose the metric Adjusted EBITDA, excluding LIFO expense (income), to provide a means of comparison amongst our competitors who may not use the same basis of accounting for inventories. EBITDA, Adjusted EBITDA, and Adjusted EBITDA, excluding LIFO expense (income), are three of the primary metrics management uses for planning and forecasting in future periods, including trending and analyzing the core operating performance of our business without the effect of U.S. generally accepted accounting principles, or GAAP, expenses, revenues, and gains (losses) that are unrelated to the day to day performance of our business. We also establish compensation programs for our executive management and regional employees that are based upon the achievement of pre-established EBITDA, Adjusted EBITDA, and Adjusted EBITDA, excluding LIFO expense (income), targets. We also use EBITDA, Adjusted EBITDA, and Adjusted EBITDA, excluding LIFO expense (income), to benchmark our operating performance to that of our competitors. EBITDA, Adjusted EBITDA, and Adjusted EBITDA, excluding LIFO expense (income), do not represent, and should not be used as a substitute for, net income (loss) or cash flows from (used in) operations as determined in accordance with generally accepted accounting principles, and neither EBITDA, Adjusted EBITDA, and Adjusted EBITDA, excluding LIFO expense (income), is necessarily an indication of whether cash flow will be sufficient to fund our cash requirements. This release also presents gross margin, excluding LIFO expense (income), which is calculated as gross profit minus LIFO expense (income), divided by net sales. We have excluded LIFO expense (income) from gross margin and Adjusted EBITDA as a percentage of net sales metrics in order to provide a means of comparison amongst our competitors who may not use the same basis of accounting for inventories as we do. Our definitions of EBITDA, Adjusted EBITDA, Adjusted EBITDA, excluding LIFO expense (income), gross margin, excluding LIFO expense (income), and Adjusted EBITDA, excluding LIFO expense (income), as a percentage of sales may differ from that of other companies. Non-GAAP Reconciliation 29